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                                                                   EXHIBIT 10.15


               ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
                                     FM 2169
                                 HC 10 - Box 116
                              Junction, Texas 76849


                                                                  April 12, 1999

TO:      Holders of Series A Convertible Preferred Stock
         Claudio Guazzoni
         David McCarthy

                  Re:  Series A Preferred Stock

Gentlemen:

         Advanced Environmental Recycling Technologies, Inc. (the "Company") and each of the undersigned, for good and valuable consideration, intending to be legally bound, hereby agree as follows:

          1. The Filing date (as defined in Section 2(a) of the Registration Rights Agreement, dated as of September 30, 1998, by and among the Company and each of you (the "Registration Rights Agreement")) shall not mean January 15, 1999, but shall instead mean June 1, 1999.

          2. The number of Registrable Securities (as defined in Section 1(a)(iii) of the Registration Rights Agreement) specified in the first sentence of Section 2(a) of the Registration Rights Agreement shall be increased from 5,970,000 Registrable Securities to 6,196,656 Registrable Securities (which number includes the Registrable Securities underlying the Series I Warrants (as defined below)).

          3. The Registration Deadline (as defined in Section 2(c) of the Registration Rights Agreement) shall not mean March 17, 1999, but shall instead mean August 1, 1999.

          4. All accrued but unpaid amounts required to be paid by the Company pursuant to Section 2(c) of the Registration Rights Agreement are hereby waived.

          5. The fourth sentence of Section 2(c) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

               In addition, the Company shall pay to each Investor an amount equal to the product of (i) the Aggregate Share Price, multiplied by (ii) two hundredths (.02), for the next thirty (30) day period (or portion thereof) following the initial thirty (30) day period referred to in the preceding sentence (A) after the Filing Date and prior to the date on which the Registration Statement required to be filed pursuant to Section 2(a) hereof is filed with the SEC, (B) after the Registration Deadline and prior to the date on which the Registration Statement required to be filed pursuant to Section 2(a) hereof is declared effective by the SEC, and (C) during which sales of any Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective or the Common Stock is not listed or included for quotation on the SmallCap, NNM, NYSE or AMEX.

          6. A new fifth sentence is hereby added to Section 2(c) of the Registration Rights Agreement, which shall read as follows:

               In addition, the Company shall pay to each Investor an amount equal to the product of (i) the Aggregate Share Price, multiplied by (ii) three hundredths (.03), for each additional thirty (30) day period (or portion thereof) following the two initial thirty
               (30) day periods referred to in the two preceding sentences (A) after the Filing Date and prior to the date on which the Registration


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               Statement required to be filed pursuant to Section 2(a) hereof is filed with the SEC, (B) after the Registration Deadline and prior to the date on which the Registration Statement required to be filed pursuant to Section 2(a) hereof is declared effective by the SEC, and (C) during which sales of any Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective or the Common Stock is not listed or included for quotation on the SmallCap, NNM, NYSE or AMEX; provided, however, that there shall be excluded from each such period any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration
               Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution.

          7. The last three sentences of Section 2(c) of the Registration Rights Agreement are hereby amended and restated in their entirety to read as follows:

               (For example, if the Registration Statement is not effective by the Registration Deadline, the Company would pay $10,000 for the first thirty (30) days, $20,000 for the second thirty (30) days and $30,000 for each thirty (30) day period thereafter with respect to each $1,000,000 of Aggregate Share Price until the Registration Statement becomes effective). Such amounts shall be paid in cash or shares of Common Stock at the Company's option. The number of shares so payable shall equal the quotient obtained by dividing (i) the dollar amount payable by (ii) the product of
               (A) 0.90 multiplied by (B) the Variable Conversion Price (as defined in the Certificate of Designation)). Payments of cash and issuances of shares of Common Stock pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments or issuances shall be made for each such thirty (30) day period.

          8. Article VIII.A(iii) of the Certificate of Designation in respect of the Series A Preferred Stock (the "Certificate of Designation") is hereby amended and restated in its entirety as follows:

               (iii) The Corporation shall fail to make any payment of cash or issuance of stock required by Section 2(c) of the Registration Rights Agreement by and among the Corporation and the other signatories thereto entered into in connection with the Securities Purchase Agreement (the "Registration Rights Agreement") on or before the (10th) day after the due date of such payment or issuance.

          9. Article VIII.A of the Certificate of Designation is hereby amended by the addition of a new paragraph at the end of such article, which paragraph shall read as follows:

                    Notwithstanding anything in this Article VIII.A to the contrary, the holders of Series A Preferred Stock shall have no right to deliver a Redemption Notice following the occurrence of a Redemption Event specified in clause (i) above if the Corporation pays to each holder within five (5) business days after the occurrence of such Redemption Event, as liquidated damages for the decrease in the value of the Series A Preferred Stock (and the shares of the Corporation's Common Stock issuable upon conversion thereof) which will result from the occurrence of such Redemption Event, an amount (the "Damages Amount") equal to ten percent (10%) of the aggregate Stated Value of the shares of Series A Preferred Stock then held by each such holder. The Damages Amount shall be payable, at the Corporation's option, in cash or shares of Common Stock (based upon a price per share of Common Stock equal to ninety percent (90%) of the Variable Conversion Price in effect (or which would have been in effect if a Milestone Failure had previously occurred) as of the date of such Redemption Event).

          10. The expiration date of the warrants to purchase an aggregate of 226,656 shares of common stock of the Company, which warrants are designated IW-13, IW-14, IW-15, IW-16, IW-17 and IW-19 (collectively, the "Series I Warrants") is hereby extended until December 31, 1999. The shares of



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               Common Stock of the Company underlying the Series I Warrants shall, for all purposes, be deemed to be Registrable Securities under the Registration Rights Agreement.

          11. Each of the undersigned who is a holder of Series A Convertible Preferred Stock of the Company, together constituting the holders of all of the issued and outstanding shares of Series A Convertible Preferred Stock of the Company, hereby consent to the amendments to the Certificate of Designation set forth in Paragraphs 8 and 9 of this Letter Agreement.

          12. All remaining terms and provisions of the Registration Rights Agreement, the Certificate of Designation, the Series X Warrants, the Series Y Warrants and the Series I Warrants shall continue and survive this Letter Agreement and remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         If the foregoing accurately states the terms of the agreement that each of you have reached with the Company, please so indicate by signing this Letter in the space indicated below. This Letter Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

                                               Very truly yours,

                                               ADVANCED ENVIRONMENTAL RECYCLING
                                               TECHNOLOGIES, INC.


                                               By:  /S/ Joe G. Brooks, Chairman
                                                    ---------------------------


Agreed to and accepted as of the date
first written above:

ZANETT LOMBARDIER, LTD.                        HARLOW ENTERPRISES, INC.


By:    /S/ G. A. Cicogna                       By:   /S/ HARLOW
    ---------------------------                    -----------------------------
Name:  Gianluca Cicogna                        Name:
Title: Director to Advisor                          ----------------------------
                                               Title:
                                                     ---------------------------


PARKLAND LIMITED                               THE ZANETT SECURITIES CORPORATION


By:    /S/ PARKLAND                            By:  /S/ Samuel L. Milbank
    ---------------------------                    -----------------------------
Name:                                          Name:  SAMUEL L. MILBANK
     --------------------------                Title: MANAGING DIRECTOR
Title:
      -------------------------


                      [Signatures Continued on Next Page.]


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                   [Signatures continued from Preceding Page.]


GOLDMAN SACHS PERFORMANCE                      GOLDMAN SACHS PERFORMANCE
PARTNERS (OFFSHORE), L.P.                      PARTNERS, L.P.

By:  Commodities Corporation LLC,              By:  Commodities Corporation LLC,
     its general partner                            its general partner


By:  /S/ Michael Strashinsky                   By:  /S/ Michael Strashinsky
    ---------------------------                    -----------------------------
Name:  Michael Strashinsky                     Name:  Michael Strashinsky
Title: Vice President                          Title: Vice President




/S/ Samuel L. Milbank                           /S/ Bruno Guazzoni
-------------------------------                 --------------------------------
SAMUEL L. MILBANK                               BRUNO GUAZZONI


/S/ David McCarthy                              /S/ Claudio Guazzoni
-------------------------------                 --------------------------------
DAVID McCARTHY                                  CLAUDIO GUAZZONI